Calvert

Investments that make a difference (registered)

March 31, 2002

Semi-Annual Report

Calvert Short Duration

Income Fund

Table

of

Contents

President's Letter

1

Portfolio

Manager Remarks

3

Schedule

of Investments

5

Statement

of Assets and Liabilities

6

Statement

of Operations

7

Statements

of Changes in

Net Assets

8

Notes to

Financial Statements

9

Financial Highlights

13

Financial Tables

& Glossary

14

Dear Shareholders:

It is my pleasure to welcome you to the Short Duration Income Fund, newest among our 28 fixed income and socially responsible investment options. We thank you for your investment and look forward to a long and mutually rewarding relationship.

At quarter end, we continue to be watchful for indicators of economic recovery in 2002. The outlook remains uncertain, however, as to the potential strength and timing of economic improvement. During the last quarter, we have seen promising signs, with some sectors of our economy stepping up production. On the other hand, labor market data paint a picture of a slower recovery, with March unemployment data indicating a rise to 5.7%.

Keeping Investment Perspective

I remind investors that at times like these, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance, and investment time horizon.

Certainly, equity markets remain extremely challenging. Volatility continues, and while we see bursts of what appears to be recovery in stock market valuation, we are still in a period when returns are in many cases negative.

On the fixed income side, investors may want to consider the potential impact of rising interest rates on bond fund holdings. I would remind our investors that shorter-duration bond funds tend to hold value better than longer-duration funds during periods of rising interest rates. Of course, yields tend to be lower on shorter-duration funds, but these investments can be advantageous for investors who are either more conservative overall or wish to maintain a conservative portion of their portfolio.

Calvert continues to expand our broad range of fund options, and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change in Fund Auditors

In light of the uncertainty surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting recently and voted to approve a change in independent auditors to KPMG LLP.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices and performance, but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, ongoing revelations surrounding Enron have given all of us reason to look more closely at a broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

Thank You for Choosing Calvert

At the end of 2001, Calvert celebrated 25 years in the investment business. Your trust and confidence have enabled us not only to reach this milestone, but also to look forward to our next quarter century with optimism and enthusiasm.

Sincerely,

Barbara J. Krumsiek

President and CEO

May 13, 2002

Greg Habeeb

of Calvert Asset Management Company

How did the Fund perform relative to its peer group?

For the period from inception, January 31, 2002 through March 31, 2002, the Calvert Short Duration Income Fund's Class A Shares returned 3.06%*.

What were the driving forces in the credit markets?

Since the demise of Enron Corporation, the credit markets have been particularly vulnerable to any kind of negative company news - especially news regarding the downward restatement of prior earnings, accounting irregularities, and SEC investigations. As a result, yield volatility for corporate bonds has been excessively high.

Primary issuance continues to be inordinately large. Some companies have been pressured to decrease their commercial paper issuance. These companies are choosing to satisfy their borrowing needs by issuing longer term bonds. Although the absolute level of yield spreads of corporates to treasuries has narrowed since September 11th, the corporate market remains very vulnerable.

What was your Strategy?

We feel this is the time to be defensive. The Fund owns only a small amount of telecom paper, foreign or otherwise. The Fund also owns very few domestic banks because we consider them to be relatively overvalued. We have exceedingly diversified holdings with many different names. We have maintained a duration of 2.5 years with an emphasis on maturities of less than 1 year or longer than 5 years.

* Investment performance does not reflect the

deduction of any front-end sales charge.

What should investors expect in the coming months?

We are anticipating further volatility in the credit markets. This volatility will be driven by news headlines on individual corporate issuers as well as a potentially volatile world situation involving the Middle East. The telecom sector will continue to be volatile as the future of this industry unfolds. The strength of the economy remains uncertain. It is our decision to remain defensive for the rest of the year.

We expect the Federal Reserve to aggressively raise interest rates if the economy starts to improve later this year. We are carefully preparing for this event.

April 26, 2002

Schedule of Investments

March 31, 2002
	Principal
Debt Securities - 97.0%	Amount	Value
Corporate Bonds - 41.4%
Cendant Corp., 7.75%, 12/1/03	$500,000	$513,265
CIT Group, Inc., 1.93%, 4/24/02	1,000,000	996,230
COX Communications, Inc., 6.50%, 11/15/02	500,000	508,320
EOP Operating LP, 6.50%, 6/15/04	500,000	503,635
Ford Motor Credit Co.:
6.55%, 9/10/02	750,000	755,812
7.50%, 1/15/03	250,000	254,192
General Electric Capital Corp., 2.135%, 3/15/05	500,000	499,905
Merrill Lynch & Co., Inc., 4.54%, 3/8/05	500,000	493,630
Nortel Networks Corp., 6.125.%, 2/15/06	450,000	335,250
Qwest Capital Funding, Inc., 6.125%, 7/15/02	400,000	397,988
Sovereign Bank, 10.20%, 6/30/05	520,802	571,581
Sprint Capital Corp., 7.625%, 6/10/02	500,000	502,280
Worldcom, Inc., 7.375%, 1/15/11	350,000	349,786

Total Corporate Bonds (Cost $6,697,821)		6,681,874

Taxable Municipal Bonds - 24.2%
Indiana State Development Finance Authority VRDN,
2.30%, 9/1/16, LOC: Bank One, NA	1,415,000	1,415,000
Ladysmith Solid Waste Disposal Facilities Revenue VRDN,
4.75%, 3/1/28, LOC: Union Bank of California	895,000	895,000
Southeast Alabama Gas Distribution Revenue VRDN,
2.00%, 6/1/25, AMBAC Insured, BPA: Amsouth Bank	1,600,000	1,600,000

Total Taxable Municipal Bonds (Cost $3,910,000)		3,910,000

U.S. Government Agency Obligations - 12.1%
Fannie Mae, 4.75%, 1/2/07	2,000,000	1,951,660

Total U.S. Government Agency Obligations (Cost $1,976,065)		1,951,660

U.S. Treasury - 19.3%
U.S. Treasury Notes, 4.875%, 2/15/12	3,250,000	3,119,090

Total U.S. Treasury (Cost $3,164,390)		3,119,090

TOTAL INVESTMENTS (Cost $15,748,276) - 97.0%		15,662,624
Other assets and liabilities, net - 3.0%		488,846
Net Assets - 100%		$16,151,470

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002
Assets	Value
Investments in securities, at value (Cost $15,748,276) - see accompanying schedule	$15,662,624
Cash	33,975
Receivable for securities sold	1,002,780
Receivable for shares sold	591,049
Interest and dividends receivable	146,021
Other assets	12,557
Total assets	17,449,006

Liabilities
Payable for securities purchased	1,286,341
Payable to Calvert Asset Management Co., Inc.	3,574
Payable to Calvert Administrative Services Company	1,803
Payable to Calvert Shareholder Services, Inc.	165
Payable to Calvert Distributors, Inc.	764
Accrued expenses and other liabilities	4,889
Total liabilities	1,297,536
Net Assets	$16,151,470

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 191,427 shares outstanding	$2,782,230
Class I: 861,717 shares outstanding	13,235,921
Undistributed net investment income (loss)	(25,089)
Accumulated net realized gain (loss) on investments	244,060
Net unrealized appreciation (depreciation) on investments	(85,652)

Net Assets	$16,151,470

Net Asset Value Per Share
Class A (based on net assets $2,937,024)	$15.34
Class I (based on net assets $13,214,446)	$15.34

See notes to financial statements.

Statement of Operations

From Inception January 31, 2002

Through March 31, 2002
Net Investment Income
Investment Income:
Interest income	$100,117
Total investment income	100,117

Expenses:
Investment advisory fee	6,294
Administrative fees	3,539
Transfer agency fees and expenses	6,591
Distribution plan expenses:
Class A	2,176
Trustees' fees and expenses	161
Custodian fees	608
Registration fees	4,824
Reports to shareholders	500
Professional fees	3,010
Miscellaneous	377
Total expenses	28,080
Reimbursements from Advisor:
Class A	(12,170)
Class I	(82)
Fees paid indirectly	(338)
Net expenses	15,490
Net Investment Income	84,627

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	244,060
Change in unrealized appreciation (depreciation)	(85,652)

Increase (Decrease) in Net Assets
Resulting From Operations	$243,035

See notes to financial statements.

Statement of Changes in Net Assets
From Inception,
January 31, 2002
Through
March 31,
Increase (Decrease) in Net Assets	2002
Operations:
Net investment income	$84,627
Net realized gain (loss) on investments	244,060
Change in unrealized appreciation (depreciation)	(85,652)

Increase (Decrease) in Net Assets
Resulting From Operations	243,035

Distributions to shareholders from:
Net investment income:
Class A shares	(34,111)
Class I shares	(75,605)
Total distributions	(109,716)

Capital share transactions:
Shares sold:
Class A shares	9,925,221
Class I shares	13,235,578
Reinvestment of distributions:
Class A shares	10,800
Class I shares	343
Shares redeemed:
Class A shares	(7,153,791)
Total capital share transactions	16,018,151

Total Increase (Decrease) in Net Assets	16,151,470

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of ($25,089))	$16,151,470

Capital Share Activity
Shares sold:
Class A shares	657,375
Class I shares	861,694
Reinvestment of distributions:
Class A shares	705
Class I shares	23
Shares redeemed:
Class A shares	(466,653)
Total capital share activity	1,053,144

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 2002, currently offers two classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Effective February 27, 2002, the Fund began to offer Class I shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the move-

ment in the value of the investment or in interest rates.

Short Sales: The Fund may use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class.

Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .35% of the Fund's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A shares, allow the Portfolios to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. Class I does not have Distribution plan expenses.

The Distributor received $2,609 as its portion of the commissions charged on sales of the Fund's shares for the period ended March 31, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $248 for the period ended March 31, 2002. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds in the series served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $62,286,953 and $54,098,060, respectively.

The cost of investments owned at March 31, 2002 for federal income tax purposes was $15,748,276 . Net unrealized depreciation aggregated $85,652, of which $48,718 related to appreciated securities and $134,370 related to depreciated securities.

The Fund may sell or purchase securities from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2002, purchase and sales transactions were $16,055,000 and $12,015,000, respectively.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500, Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2002. For the period ended March 31, 2002, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$5,206	2.34%	$947,490	March 2002

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

Financial Highlights
Period Ended
March 31,
Class A Shares	2002 (caret)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.12
Net realized and unrealized gain (loss)	.34
Total from investment operations	.46
Distributions from:
From net investment income	(.12)
Total increase (decrease) in net asset value	.34
Net asset value, ending	$15.34

Total return*	3.06%
Ratios to average net assets:
Net investment income	4.61% (a)
Total expenses	2.40% (a)
Expenses before offsets	1.00% (a)
Net expenses	.98% (a)
Portfolio turnover	727%
Net assets, ending (in thousands)	$2,937

Period Ended
March 31,
Class I Shares	2002 (caret)(caret)
Net asset value, beginning	$15.40
Income from investment operations
Net investment income	.07
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.03
Distributions from:
From net investment income	(.09)
Total increase (decrease) in net asset value	(.06)
Net asset value, ending	$15.34

Total return*	.18%
Ratios to average net assets:
Net investment income	4.80% (a)
Total expenses	.78% (a)
Expenses before offsets	.77% (a)
Net expenses	.75% (a)
Portfolio turnover	727%
Net assets, ending (in thousands)	$13,214

(a) Annualized

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(caret) From January 31, 2002, inception.

(caret)(caret) From February 27, 2002, inception.

See notes to financial statements.

Financial Tables and Glossary

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type and may be further broken down into sub-groups.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. It also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each securities market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the funds' net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the ones shown in the Operations section as distributions are determined on a tax basis. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.

GLOSSARY

Appreciation - An increase in an investment's value.

Basis Point - One one-hundredths of a percentage point. This term is often used in describing changes in interest rates.

Capital Gain Distribution - Payments to mutual fund shareholders of net gains realized on the sale of the fund's portfolio securities. Long-term gains are earned on securities held in the portfolio more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.

Depreciation - A decline in an investment's value.

Distributions - Dividends paid from net investment income and realized capital gains.

Expense Ratio - A fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

Net Asset Value (NAV) - Value of one share of a fund that is determined by subtracting liabilities (payables, accrued expenses, taxes) from assets (cash, investments, receivables) and dividing the net assets by the number of shares outstanding.

Portfolio Turnover - A measure of the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund.

Total Return - A measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.

Yield - A measure of net income (dividends and interest less expenses) earned by the securities in a fund's portfolio during a specified period.

Calvert

Short Duration Income Fund

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Web Site

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Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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